UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): January 4, 2019

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OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16537 (Commission File Number)	36-4370966 (I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania (Address of Principal Executive Offices)	18015-1360 (Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the registrant is an emergent growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

On January 4, 2019, OraSure Technologies, Inc. (the “Company”) issued a press release in which it announced the execution of definitive agreements to acquire CoreBiome, Inc. and Novosanis NV and reaffirmed its revenue guidance for the fourth quarter of 2018. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On January 4, 2019, the Company held a webcast conference call with analysts and investors, during which Stephen S. Tang, Ph.D., the Company’s President and Chief Executive Officer, and Roberto Cuca, the Company’s Chief Financial Officer, discussed the acquisitions and revenue guidance for the fourth quarter.  A copy of the prepared remarks of Dr. Tang and Mr. Cuca is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

On January 10, 2019, Dr. Tang will make a presentation at the JP Morgan Healthcare Conference in San Francisco, California.  A copy of Dr. Tang’s presentation is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

The information in this Item and attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibit are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or attached Exhibit.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 4, 2019, Announcing Two Acquisitions and Reaffirming Fourth Quarter 2018 Revenue Guidance.
99.2	Prepared Remarks of Stephen S. Tang, Ph.D. and Roberto Cuca for OraSure Technologies, Inc. Analyst/Investor Conference Call Held January 4, 2019.
99.3	OraSure Technologies, Inc. JP Morgan Healthcare Conference Presentation, dated January 10, 2019.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: January 4, 2019	By:	/s/ Jack E. Jerrett
Jack E. Jerrett

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